File No. 333-166416  CIK 1486904


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                 Amendment No. 1


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                         Advisors Disciplined Trust 548

                 Name and executive office address of Depositor:

                         Advisors Asset Management, Inc.
                              18925 Base Camp Road
                            Monument, Colorado  80132

                Name and complete address of agents for service:

                         Advisors Asset Management, Inc.
                            Attention:  Scott Colyer
                              18925 Base Camp Road
                            Monument, Colorado 80132

                             Chapman and Cutler LLP
                            Attention: Mark J. Kneedy
                             111 West Monroe Street
                             Chicago, Illinois 60603

          ( X ) Check box if it is proposed that this filing will become effective on September 27, 2011 pursuant to paragraph (b) of Rule 485.

BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO

(ADVISORS DISCIPLINED TRUST 548)





                       A portfolio primarily consisting of
                         long-term "Build America Bonds"
                           seeking current income and
                              capital preservation







                                   PROSPECTUS

                               SEPTEMBER 27, 2011





SPONSOR:

        [LOGO]

         AAM

       ADVISORS                         As with any investment, the Securities
   ASSET MANAGEMENT                     and Exchange Commission has not approved
                                        or disapproved of these securities or
                                        passed upon the adequacy or accuracy of
PORTFOLIO CONSULTANT:                   this prospectus.  Any contrary
SMC FIXED INCOME MANAGEMENT, LP         representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide current income and capital preservation.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to provide current income and to provide capital preservation by investing in a portfolio primarily consisting of long-term Build America Bonds. The portfolio was selected by SMC Fixed Income Management, LP, the portfolio consultant to the trust (the "Portfolio Consultant"), based on criteria provided by AAM*. In selecting bonds, the Portfolio Consultant considered the following factors, among others:

* the Standard & Poor's rating of the bonds was not less than A- or the Moody's Investor Service rating of the bonds was not less than A3 at trust inception;

* the prices of the bonds relative to other bonds of comparable quality and maturity; and

*  diversification of bonds as to purpose of issue and location of issuer.

  Of course, no one can guarantee the trust will achieve its objective.

  The trust portfolio is structured to have a dollar-weighted average maturity greater than 15 years as of the inception date of the trust. The portfolio primarily consists of Build America Bonds. The portfolio may also include other taxable municipal bonds but at the inception date the trust will invest at least 80% of its assets in Build America Bonds. Build America Bonds are taxable debt obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof. The American Recovery and Reinvestment Act of 2009 provides for municipal bond issuers to issue taxable Build America Bonds to finance capital expenditures for which an issuer could issue tax-exempt bonds and to elect to receive a subsidy payment from the federal government equal to 35% of the amount of each interest payment (45% in the case of certain bonds) on such taxable bonds. A Build America Bond is defined as any obligation (other than a private activity bond) if (i) the interest on such obligation would, but for the new provisions, be excludable from gross income under Section 103 of the Internal Revenue Code, (ii) such obligation is issued before January 1, 2011 and (iii) the issuer makes an irrevocable election to have the new tax credit provision apply. The available subsidy for any applicable bonds in the portfolio will be paid to the bond issuers only; neither the trust nor unitholders will be entitled to a tax credit. Interest on Build America Bonds must be included in gross income of investors for federal income tax purposes.

  Neither the Portfolio Consultant nor any of its affiliates accepts any responsibility for the accuracy or completeness of this prospectus or any information or disclosure that is provided to potential purchasers of interests in the portfolio, or omitted from disclosure, other than with respect to statements it has approved relating solely to the Portfolio Consultant. In addition, the Portfolio Consultant does not make any representation regarding the portfolio or the advisability of investing in the portfolio.

  "SMC FIM" and "SMC Fixed Income Management" are service marks of SMC Fixed Income Management, LP and have been licensed for non-exclusive use by the trust.

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

*  BOND PRICES WILL FLUCTUATE.  The value of your investment may fall over time.


--------------------
<F1>*  "AAM," "we" and related terms mean Advisors Asset Management, Inc., the trust sponsor, unless the context clearly suggests otherwise.


2     Investment Summary

* THE VALUE OF THE BONDS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* A BOND ISSUER OR INSURER MAY BE UNABLE TO MAKE INTEREST AND/OR PRINCIPAL PAYMENT IN THE FUTURE.

* THE FINANCIAL CONDITION OF AN ISSUER OR INSURER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* A BOND ISSUER MIGHT PREPAY OR "CALL" A BOND BEFORE ITS STATED MATURITY. If this happens, the trust will distribute the principal to you but future interest distributions will fall. A bond's call price could be less than the price the trust paid for the bond. If enough bonds are called, the trust could terminate earlier than expected.

* THE TRUST MAY CONCENTRATE IN BONDS OF A PARTICULAR TYPE OF ISSUER. This makes the trust less diversified and subject to greater risk than a more diversified portfolio. The types of bond in the portfolio are listed under "Types of Bonds" on page 8.

* WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and may continue to buy, the same bonds even if the market value declines.










                                                        Investment Summary     3

                                WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests in a variety of taxable municipal bonds in a single investment.

  * the potential to receive monthly distributions of income with capital preservation potential.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in taxable municipal bonds.

  *  want capital appreciation.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          PRINCIPAL AMOUNT OF SECURITIES
          PER UNIT*                                            $913.08

          PUBLIC OFFERING PRICE PER UNIT*                      $991.49

          ACCRUED INTEREST PER UNIT TO
          SETTLEMENT DATE*                                       $4.03

          INCEPTION DATE                                 June 25, 2010

          ESTIMATED CURRENT RETURN*                              6.37%
          ESTIMATED LONG-TERM RETURN*                            6.32%

          ESTIMATED NET ANNUAL INTEREST
          INCOME PER UNIT*                                      $63.16

          ESTIMATED NORMAL MONTHLY
          DISTRIBUTION PER UNIT*                                 $5.26

          WEIGHTED AVERAGE MATURITY
          OF SECURITIES*                                   27.87 years

          DISTRIBUTION DATES                    25th day of each month
          RECORD DATES                          10th day of each month

          CUSIP NUMBER
               Standard Accounts                             00769C260
               Fee Based Accounts                            00769C278

          TICKER SYMBOL                                         AAMBRX

          MINIMUM INVESTMENT                                    1 unit

          ------------------------------------------------------------

*  As of May 31, 2011 and may vary thereafter.

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on the initial unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000          PER
SALES FEE                         INVESTED           UNIT
                                  -------------------------

Maximum sales fee                    3.00%           $29.74
                                   ========         =======

                                  AS A % OF         AMOUNT
ANNUAL                               NET             PER
OPERATING EXPENSES                 ASSETS            UNIT
                                  -------------------------

Trustee fee & expenses               0.24%            $2.32
Supervisory, evaluation
  and administration fees            0.10              1.00
                                   --------         -------
Total                                0.34%            $3.32
                                   ========         =======

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year            $334
          3 years           $401
          5 years           $468
          10 years          $635

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


4     Investment Summary

                                 TYPES OF BONDS

  The following table shows the types of bonds included in the portfolio as of May 31, 2011. For additional information about each of these issuer types, see "Understanding Your Investment--Investment Risks".

                                          PERCENT OF
                                       PRINCIPAL AMOUNT
  TYPE ISSUER                              OF BONDS
  -----------------------------------------------------

  General Obligation                        23.51%
  Revenue Bonds:
    Airport, Port & Highway                 15.48
    Education, University & College         12.97
    Hospital & Health Care Facilities        8.99
    Industrial Development                   4.11
    Lease Rental                            22.73
    Power                                    7.71
    Tax Allocation                           4.50
                                          ---------
                                           100.00%
                                          =========


                               LOCATION OF ISSUERS

  The following table shows the states or territories in which the issuers of the bonds are located as of May 31, 2011.

                                PERCENT OF
     STATE                   PRINCIPAL AMOUNT
  OR TERRITORY                   OF BONDS
  -------------------------------------------

  Arizona                          4.50%
  California                      17.60
  Colorado                         4.50
  District of Columbia            12.84
  Florida                          4.50
  Illinois                         8.99
  Indiana                         12.84
  Kansas                           3.98
  Louisiana                        4.50
  Michigan                        11.62
  Mississippi                      4.50
  New Jersey                       6.74
  New York                         2.89
                                ---------
                                 100.00%
                                =========


                             INSURANCE ON THE BONDS

  The following table shows the insurance companies that provide insurance as of May 31, 2011, if any. For additional information about bond insurance, see "Understanding Your Investment--Bond Insurance".

                                         PERCENT OF
                                      PRINCIPAL AMOUNT
  INSURANCE COMPANY                       OF BONDS
  ----------------------------------------------------

  Assured Guaranty                           4.50%
    Corporation (Assur

  Assured Guaranty Mun                      26.33
       Corporation (AG

                                         ---------
                                            30.83%
                                         =========



                                                        Investment Summary     5

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Unitholders
Advisors Disciplined Trust 548
Build America Bond Portfolio, Series 14 - An SMC FIM Portfolio

We have audited the accompanying statement of assets and liabilities of Advisors Disciplined Trust 548, Build America Bond Portfolio, Series 14 - An SMC FIM Portfolio, including the schedule of investments, as of May 31, 2011, and the related statements of operations and changes in net assets for the period from June 25, 2010 (initial date of deposit) through May 31, 2011. These financial statements are the responsibility of the trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of May 31, 2011, by correspondence with The Bank of New York Mellon, the trustee. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advisors Disciplined Trust 548, Build America Bond Portfolio, Series 14 - An SMC FIM Portfolio at May 31, 2011, and the results of its operations and changes in its net assets for the period indicated above in conformity with accounting principles generally accepted in the United States of America.


                                   /s/ Grant Thornton LLP


Chicago, Illinois
September 27, 2011


6     Investment Summary

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011
-------------------------------------------------------------------------------


Assets
  Investment in securities, at fair value (cost $8,238,559)                         $    8,217,971
  Interest receivable                                                                      151,218
                                                                                    ---------------
          Total assets                                                                   8,369,189


Liabilities and net assets
  Cash overdraft                                                                           120,909
  Accrued liabilities                                                                        6,741
  Redemption payable                                                                        14,470
                                                                                    ---------------
          Total liabilities                                                                142,120

Net assets, applicable to 8,526 units outstanding:
  Cost of trust assets, exclusive of interest                  $    8,238,559
  Unrealized depreciation                                             (20,588)
  Distributable funds                                                   9,098
                                                               ---------------      ---------------
Net assets                                                                          $    8,227,069
                                                                                    ===============

Net asset value per unit at the end of the period                                   $       964.94
                                                                                    ===============










See accompanying notes to financial statements.


                                                        Investment Summary     7

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                        JUNE 25, 2010
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                              MAY 31,
                                                                                                 2011
                                                                                   ------------------

Investment income:
  Interest                                                                            $      532,653

Expenses:
  Trustee's fees                                                                              10,826
  Supervisory, evaluation and administration fees                                              8,201
  Tax fees                                                                                     3,925
  Audit fees                                                                                   1,800
  Post-effective filing fees                                                                   1,810
  Other expenses                                                                               4,145
                                                                                      ---------------
Total expenses                                                                                30,707
                                                                                      ---------------
Net investment income                                                                        501,946

Realized and unrealized loss on investments:
  Realized loss on investments                                                               (16,280)
  Net change in unrealized depreciation on investments                                       (20,588)
                                                                                      ---------------
Net loss on investments                                                                      (36,868)
                                                                                      ---------------

Net increase in net assets resulting from operations                                  $      465,078
                                                                                      ===============










See accompanying notes to financial statements.


8     Investment Summary

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                        JUNE 25, 2010
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                              MAY 31,
                                                                                                 2011
                                                                                   ------------------

Operations:
  Net investment income                                                               $      501,946
  Realized loss on investments                                                               (16,280)
  Net change in unrealized depreciation on investments                                       (20,588)
                                                                                      ---------------
Net increase in net assets resulting from operations                                         465,078

Distributions to unitholders:
  Net investment income                                                                     (474,002)
                                                                                      ---------------
Total distributions to unitholders                                                          (474,002)

Capital transactions:
  Redemption of 267 units                                                                   (249,330)
                                                                                      ---------------
Total decrease in net assets                                                                (258,254)

Net assets:
  At the beginning of the period                                                           8,485,323
                                                                                      ---------------

  At the end of the period (including distributable funds
       applicable to trust units of $9,098 at May 31, 2011)                           $    8,227,069
                                                                                      ===============

Trust units outstanding at the end of the period                                               8,526
                                                                                      ===============



See accompanying notes to financial statements.


                                                        Investment Summary     9

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 2011


  PRINCIPAL              NAME OF ISSUER, INTEREST RATE                                         REDEMPTION              VALUE OF
   AMOUNT                   AND MATURITY DATE                                                  FEATURE(1)            SECURITIES(2)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS--100.00%

    $350,000     City of Markham, Cook County, Illinois, Taxable General
                 Obligation Bonds, Build America Bonds - Direct Payment to Issuer,            12/1/2020 @ 100
                 Series A, 7.40% Due 12/01/2025, AGM Insured                                  12/1/2012 @ 100 S.F.      $378,525

     225,000     County of Nassau, New York, General Improvement Bonds,
                 Federally Taxable - Build America Bonds, Series B,                            4/1/2020 @ 100
                 6.60% Due 04/01/2030                                                          4/1/2028 @ 100 S.F.       234,682

     770,000     State Public Works Board of the State of California, Lease
                 Obligation Revenue Bonds, Federally Taxable Build America Bonds,              [Dagger symbol]
                 Series G-2, 8.361% Due 10/01/2034                                            10/1/2030 @ 100 S.F.       856,363

     350,000     Henry Hospital District, Henry County, Illinois, Taxable General Bonds,
                 Alternative Revenue Source, Build America Bonds - Direct Payment,            12/1/2019 @ 100
                 Series A, 6.90% Due 12/01/2034, AGM Insured                                  12/1/2031 @ 100 S.F.       360,287

     255,000     North Gratiot Interceptor Drain Drainage District, County of Macomb,
                 State of Michigan, Drainage District Drain Bonds, Limited Tax General
                 Obligation, Federally Taxable - Recovery Zone Economic Development            5/1/2020 @ 100
                 Bonds - Direct Payment, 6.35% Due 05/01/2035                                  5/1/2031 @ 100 S.F.       259,587

     350,000     Medical Center Educational Building Corporation, Build America Bonds,
                 University of Mississippi Medical Center Facilities Expansion and             [Dagger symbol]
                 Renovation Project, Direct Payment - Federally Taxable,                       6/1/2020 @ 100
                 6.842% Due 06/01/2035                                                         6/1/2032 @ 100 S.F.       360,829

   1,000,000     City of Evansville, Indiana, Redevelopment Authority, Taxable Lease
                 Rental Revenue Bonds, Build America Bonds - Direct Pay Option,                8/1/2020 @ 100
                 Series B, 7.21% Due 02/01/2039                                                2/1/2030 @ 100 S.F.     1,047,310

     300,000     School District of the City of Detroit, County of Wayne, State of
                 Michigan, School Building and Site Bonds, Unlimited Tax General
                 Obligation, Build America Bonds - Taxable - Direct Payment Bonds,             [Dagger symbol]
                 Series B, 7.747% Due 05/01/2039                                               5/1/2020 @ 100 S.F.       327,312

     310,000     Kansas Development Finance Authority Revenue Bonds, Kansas
                 Board of Regents, Kansas State University Student Recreation Complex
                 Expansion Project, Build America Bonds - Direct Payment to Issuer,           10/1/2020 @ 100
                 Series G-2, 6.60% Due 10/01/2039                                             10/2/2030 @ 100 S.F.       313,308

     205,000     South Jersey Port Corporation, New Jersey, Marine Terminal Revenue
                 Bonds, Federally Taxable - Issuer Subsidy - Build America Bonds,              [Dagger symbol]
                 Series P-3, 7.365% Due 01/01/2040                                             1/1/2030 @ 100 S.F.       220,883

     350,000     Lincoln Consolidated School District, Counties if Washtenaw and
                 Wayne, State of Michigan, 2010 School Building and Site Bonds,
                 General Obligation - Unlimited Tax, Federally Taxable - Build America         5/1/2020 @ 100
                 Bonds, Direct Payment, 6.83%, Due 05/01/2040, AGM Insured                     5/1/2036 @ 100 S.F.       352,170

     250,000     Northern California Power Agency, Lodi Energy Center Revenue Bonds,
                 Issue One, Federally Taxable - Direct Payment, Build America Bonds,           [Dagger symbol]
                 Series B, 7.311% Due 06/01/2040                                               6/1/2026 @ 100 S.F.       265,333



Continued



10     Investment Summary

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 2011 (CONTINUED)


  PRINCIPAL              NAME OF ISSUER, INTEREST RATE                                         REDEMPTION              VALUE OF
   AMOUNT                   AND MATURITY DATE                                                  FEATURE(1)            SECURITIES(2)
----------------------------------------------------------------------------------------------------------------------------------

    $350,000     City of Orlando, Florida, Community Redevelopment Agency, Taxable
                 Tax Increment Revenue Bonds, Downtown District - Direct Subsidy,              9/1/2020 @ 100
                 Build America Bonds, Series B, 7.784% Due 09/01/2040                          9/1/2031 @ 100 S.F.      $371,466

     350,000     Modesto Irrigation District Financing Authority, California, Taxable
                 Electric System Revenue Bonds, Capital Improvements, Build America            [Dagger symbol]
                 Bonds, Series A, 7.204% Due 10/01/2040                                       10/1/2033 @ 100 S.F.       368,550

     320,000     Pace QALIB, Incorporated, New Jersey, Project Revenue Bonds,
                 Elizabethtown Plaza Redevelopment Project, Recovery Zone                      [Dagger symbol]
                 Economic Development Bonds, Federally Taxable,                               11/1/2020 @ 100
                 Series B, 7.00% Due 11/01/2040                                               11/1/2031 @100 S.F.        324,937

     350,000     Board of Trustees of Metropolitan State College of Denver, Colorado,
                 Institutional Enterprise Revenue Bonds, Taxable Direct Pay, Build America
                 Bonds, Recovery Zone Economic Development Bonds,
                 6.00% Due 12/01/2040 (3)                                                      [Dagger symbol]           349,167

     350,000     Hospital Service District No. 1 of the Parish of Tangipahoa, State of
                 Louisiana, Taxable Hospital Revenue Bonds, North Oaks Health System
                 Project - Build America Bonds, Series A, 7.20% Due 02/01/2042,                2/1/2020 @ 100
                 Assured Gty Insured                                                          2/1/20302 @ 100 S.F.       358,886

     350,000     Arizona Board of Regents, University of Arizona SPEED Revenue Bonds,
                 Stimulus Plan for Economic and Educational Development, Taxable, Build        8/1/2020 @ 100
                 America Bonds - Direct Payment, 6.643% Due 08/01/2044                         8/1/2036 @ 100 S.F.       364,546

   1,000,000     Metropolitan Washington D. C. Airports Authority, Dulles Toll Road
                 Revenue Bonds, Build America Bonds, Series D,
                 8.00% Due 10/01/2047, AGM Insured                                            10/1/2042 @ 100 S.F.     1,103,830

 ------------                                                                                                        ------------
  $7,785,000     Total (Investment cost: $8,238,559)                                                                  $8,217,971
 ============                                                                                                        ============


Notes to Schedule of Investments

(1) This is the year in which each bond is initially or currently callable and the call price for that year. Each bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds.

     "[Dagger symbol]" indicates that the bond is redeemable in whole or in part at the option of the issuer at a redemption price that is generally equal to the greater of (i) the amortized value of the bond (based upon the bond's original reoffering yield), plus accrued and unpaid interest to the date of redemption, or (ii) the sum of the present values of the remaining unpaid payments of principal and interest on the bond, discounted to the date of redemption based on a yield for comparable municipal bonds (which discount rate may be increased by some additional amount for certain bonds). These bonds may generally be redeemed at any time, however, certain bonds may only be subject to redemption on certain dates.

     The bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur.

(2) See Note 1 to the accompanying financial statements for a description of the method of determining value.

(3) Any bond marked with this note was issued at an original issue discount. Tax issues related to these bonds are described under "Understanding Your Investment--Taxes."



















                 See accompanying notes to financial statements.



                                                       Investment Summary     11

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

Advisors Asset Management, Inc. is the trust's sponsor and evaluator.

BASIS OF ACCOUNTING

The financial statements are presented on the accrual basis of accounting.

VALUATION OF SECURITIES

The evaluator generally determines the value of securities on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the market by appraisal, or (d) by any combination of the above. Accounting Standards Codification 820, "Fair Value Measurements" establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trust. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

     Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

     Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

     Level 3: Significant unobservable inputs that reflect a trust's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level as described above.

The following table summarizes the trust's investments as of May 31, 2011, based on inputs used to value them:

     VALUATION INPUTS         INVESTMENTS IN SECURITIES
     --------------------------------------------------
     Level 1                       $          -
     Level 2                          8,217,971
     Level 3                                  -
     --------------------------------------------------
     Total                         $  8,217,971
     ==================================================


12     Investment Summary

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations. As required, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

ORGANIZATION COSTS

Organization costs are expensed as incurred.


2.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized depreciation at May 31, 2011:

     Gross unrealized appreciation        $   54,068
     Gross unrealized depreciation           (74,656)
                                         ------------
     Net unrealized depreciation          $  (20,588)
                                         ============











                                                       Investment Summary     13

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


3.  FEDERAL INCOME TAXES

The trust is organized as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the trust's policy to comply with the special provisions of the Code available to regulated investment companies. Such provisions were complied with and, therefore, no federal income tax provision is required.

The trust accounts for uncertain tax positions under FASB ASC Topic 740, "Income Taxes", ("ASC 740"). The trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements.

As of December 31, 2010, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income            $         -

Undistributed long-term capital gains              -
                                         ------------
Accumulated earnings                               -

Accumulated capital and other losses*              -

Unrealized depreciation                     (392,445)
                                         ------------
Total accumulated deficit                $  (392,445)
                                         ============

* On December 31, 2010, the trust had no net capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The aggregate cost, for federal income tax purposes, of the portfolio of investments is $8,485,323 and the gross unrealized appreciation and depreciation for the investments on a tax basis is $0 and $(392,445), respectively.


4.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of units of the trust was based on the net asset value per unit on the date of an investor's purchase, plus a pro rata share of the daily accrued interest, plus organization costs, plus a sales fee of 3.00% of the public offering price. The public offering price for secondary market transactions is based on the net asset value per unit on the date of an investor's purchase, plus a pro rata share of the daily accrued interest, plus a sales fee of 3.00% of the public offering price.

DISTRIBUTIONS

Distributions of net investment income to unitholders are declared and paid monthly.




14     Investment Summary

ADVISORS DISCIPLINED TRUST 548
BUILD AMERICA BOND PORTFOLIO, SERIES 14 - AN SMC FIM PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


5.  SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date these financial statements were issued.


6.  FINANCIAL HIGHLIGHTS

                                                                       PERIOD FROM
                                                                     JUNE 25, 2010
                                                         (INITIAL DATE OF DEPOSIT)
                                                                           THROUGH
                                                                      MAY 31, 2011
                                                         -------------------------

PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period                              $     965.01
                                                                   --------------

  Income from investment operations:
  Net investment income                                                    57.48
  Net realized and unrealized loss
       on investment transactions                                          (3.28)
                                                                   --------------
  Total from investment operations                                         54.20

  Distributions to unitholders:
  Net investment income                                                   (54.27)
                                                                   --------------
  Total distributions                                                     (54.27)
                                                                   --------------

  Net asset value, end of period                                    $     964.94
                                                                   ==============

TOTAL RETURN (A):                                                           5.54%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses                                                                  0.37%
  Net investment income                                                     6.05%


(a)  Not annualized for periods less than one full year.

(b)  Annualized for periods less than one full year.


                                                       Investment Summary     15

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMPORTFOLIOS.COM. The public offering price of units includes:

  *  the net asset value per unit plus

  *  the sales fee plus

  *  accrued interest, if any.

  The "net asset value per unit" is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time and properly transmit the order to us by the time that we designate, then you will receive the price computed on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive your order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

  ACCRUED INTEREST. Accrued interest represents unpaid interest on a security from the last day it paid interest. Accrued interest on the trust units consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on bonds in the trust from the last day on which interest was paid on the bonds. Interest on the bonds is generally paid semi-annually, although the trust accrues such interest daily. Because your trust always has an amount of interest earned but not yet collected, the public offering price of units will have added to it the proportionate share of accrued interest to the date of settlement. The second element of accrued interest arises because of the structure of the trust's interest account. The trustee has no cash for distribution to unitholders until it receives interest payments on the bonds in the trust and may be required to advance its own funds to make trust interest distributions. As a result, interest account balances are established to limit the need for the trustee to advance funds in connection with such interest distributions. If you sell or redeem your units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of securities based on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of


16     Understanding Your Investment
securities on the bid side of the market by appraisal, or (d) by any combination of the above. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation.

  SALES FEE. You pay a fee in connection with purchasing units. We refer to this fee as the "sales fee." The maximum sales fee equals 3.00% of the public offering price per unit at the time of purchase. You pay the sales fee at the time you buy units.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Employees. We waive a portion of the sales fee for purchases made by officers, directors and employees of the sponsor and its affiliates and their family members (spouses, children and parents). We also waive a portion of the sales fee for purchases made by registered representatives of selling firms and their family members (spouses, children and parents). These purchases may be made at the public offering price per unit less the applicable regular dealer concession.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.

                             HOW TO SELL YOUR UNITS

  You can sell or redeem your units on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMPORTFOLIOS.COM or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit. The sale and redemption price is sometimes referred to as the "liquidation price". Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York Mellon, on any day the New York Stock Exchange is open.
The redemption price that you will receive for units is equal to the net asset value per unit. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are


                                            Understanding Your Investment     17
priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is received after that time or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in complete form.

  EXCHANGE OPTION. You may be able to exchange your units for units of our other unit trusts at a reduced sales fee. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option upon sixty days notice.

                                  DISTRIBUTIONS

  MONTHLY DISTRIBUTIONS. Your trust generally pays interest from its net investment income (pro-rated on an annual basis) along with any available principal paid on the securities on each monthly distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" in the "Investment Summary" section of this prospectus. In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. The amount of your distributions will vary from time to time as interest and principal payments change or trust expenses change.

  Interest received by the trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the trustee to the trust's "interest account". Other receipts are credited to the "principal account". After deduction of amounts sufficient to reimburse the trustee, without interest, for any amounts advanced and paid to the sponsor as the


18     Understanding Your Investment
unitholder of record as of the first settlement date, interest received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the principal account will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $1.00 per unit.

  Because interest payments are not received by the trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the interest account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The trustee is reimbursed for these advances from funds in the interest account on the next record date. Investors who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

  ESTIMATED DISTRIBUTIONS. The estimated net annual interest income per unit and estimated normal monthly distribution per unit are shown under "Essential Information" in the "Investment Summary" section of this prospectus as of the date set forth herein. We base these amounts on the estimated cash flows of the bonds per unit. The actual distributions that you receive will vary from these estimates with changes in expenses, interest rates and maturity, call, default or sale of bonds. You may request the estimated cash flows from the sponsor. The estimated cash flows are computed based on factors described under "Understanding Your Investment--How the Trust Works--Estimated Current and Long-Term Returns".

  REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee or your financial professional will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period. The following is a summary of risks and does not disclose all of the risks associated with transactions of the type described herein.

  MARKET RISK is the risk that the value of the securities in your trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  INTEREST RATE RISK is the risk that the value of securities will fall if interest rates increase. The securities in your trust typically fall in value when interest rates rise and rise in value when interest


                                            Understanding Your Investment     19
rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes.

  CREDIT RISK is the risk that a security's issuer or insurer is unable to meet its obligation to pay principal or interest on the security.

  CALL RISK is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your trust are called, your trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. For example, certain bonds held by the trust may contain a provision providing for redemption at the option of the issuer if, as a result of changes to current law, the subsidy payment from the federal government related to Build America Bonds is reduced or eliminated. The call provisions are described in general terms in the "Portfolio".

  BOND QUALITY RISK is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

  CONCENTRATION RISK is the risk that the value of your trust is more susceptible to fluctuations based on factors that impact a particular type of bond because the portfolio concentrates in bonds of that type. A portfolio "concentrates" in a type of bond when bonds in a particular category make up 25% or more of the portfolio. The table under "Types of Bonds" under the "Investment Summary" section for your trust lists the type of bonds held by the trust with the percentage that each type represents in the portfolio.

  General Obligation Bonds. Certain of the bonds in your trust may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

  Revenue Bonds. Certain of the bonds in your trust may be "revenue bonds" that are payable only from the revenue of a specific project or authority. They not supported by the issuer's general power to levy taxes, if any. The risk of default in payment of interest or principal increases if the income of the related project or authority falters because that income is the only source of payment. The following types of bonds are "revenue bonds".

  Appropriations Bonds. Certain bonds in your trust may be bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the


20     Understanding Your Investment
governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, we may instruct the trustee to sell such bonds.

  Airport, Port and Highway Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

  Capital Improvement Facility Bonds. Your trust may contain bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Convention Facility Bonds. Your trust may contain bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation bonds issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Correctional Facility Bonds. Your trust may contain bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation bonds issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

  Education, University and College Bonds. The ability of educational institutions, including universities and colleges, to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.


                                            Understanding Your Investment     21

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with these bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

  Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a unitholder purchased units, any prepayment at par would result in a loss of capital to the unitholder and reduce the amount of income that would otherwise have been paid to unitholders.

  Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt bonds issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

  Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of


22     Understanding Your Investment
equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental payments cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

  Moral Obligation Bonds. Your trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation on debt of the state. The agencies or authorities issuing moral obligation bonds generally have no taxing power.

  Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

  Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent party until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation at the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.


                                            Understanding Your Investment     23

  Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor.
Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

  LIQUIDITY RISK is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange).

  LITIGATION AND LEGISLATION RISK is the risk that future litigation or legislation could affect the value of your trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the securities. Litigation could challenge an issuer's authority to issue or make payments on securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. "When, as and if issued" bonds are bonds that trade before they are actually issued. Bonds


24     Understanding Your Investment
purchased on a "when issued" basis have not yet been issued by the issuer on the trust's inception date although such issuer has committed to issue such bonds. This means that we can only deliver them to the trust "when, as and if" the bonds are actually issued. In addition, other bonds may have been purchased by us on a "delayed delivery" basis. These bonds are expected to be delivered to the trust after the trust's first settlement date (normally three business days after the trust's inception date).

  Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your trust until the bond is delivered to the trust. You may have to adjust your tax basis of any bonds delivered after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your trust has not yet received them.

  ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  MARKET DISCOUNT. Your trust may consist of some bonds whose current market values were below the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being less than the principal value is that the interest rate of such bonds is at a lower rate than the current market interest rates for comparable bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity.

  PREMIUM BONDS. Your trust may consist of some bonds whose current market values were above the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being higher than the principal value is that the interest rate of such bonds is at a higher rate than the current market interest rates for comparable bonds. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the principal value becomes payable. Because part of the purchase price is effectively returned not at maturity but through current income payments, early redemption of a premium bond at par or any other amount below the trust's purchase price will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the


                                            Understanding Your Investment     25
bonds have a market value that represents a premium over par or for original issue discount securities a premium over the accreted value.

  PORTFOLIO CONSULTANT. The Portfolio Consultant may be unsuccessful in identifying bonds consistent with the trust's investment strategy. The trust may not achieve its objective if this happens.

                                 BOND INSURANCE

  Bonds are not required to be covered by insurance to be included in your trust. Certain bonds may, however, be covered by insurance guaranteeing payment of interest and principal, when due. The premium for any bond insurance is paid by the issuer or by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the bond insurer remains in business. The bond insurers, if any, are listed in the bond names in the "Portfolio" and a table following the "Portfolio". Bond insurance, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. The insurance does not guarantee the market value of the bonds or the value of the trust units. Each bond insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that a bond insurer will be able to perform on its contract of insurance in the event a claim should be made.

  Most bond insurance companies have recently had their credit ratings downgraded or placed on review for possible downgrade by recognized credit rating agencies such as Standard & Poor's and Moody's Investor Services, Inc. While many insurance companies have historically maintained a "AAA" credit rating, most insurance companies are currently assigned a credit rating below this level. To the extent that the issuer of a bond in your trust portfolio does not independently maintain a credit rating equal to or higher than the insurer of the bond, if any, a downgrade in the rating of a bond insurer will result in a downgrade in the rating of the related bond. This could have a material adverse effect on the value of the bonds and the value of your units.

                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Advisors Asset Management, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us.
Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. The number of units, fractional interest of each unit in a trust, estimated interest distributions per unit and estimated current and long-term returns will increase or decrease to the extent of any adjustment.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,


26     Understanding Your Investment

  *  in limited circumstances to protect the trust,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  When your trust sells securities, the composition and diversity of the securities in the portfolio may be altered. Your trust will generally reject any offer for securities or other property in exchange for the securities in its portfolio. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds.

  We may increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the principal amounts of the securities in the portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. Because the trust pays the brokerage fees associated with the creation of new units and with the sale of securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust or the trustee.

  In the event of a failure to deliver any bond that has been purchased for the trust under a contract ("failed bonds"), the sponsor is authorized to purchase other bonds ("replacement bonds"). The trustee shall pay for replacement bonds out of funds held in connection with the failed bonds and will accept delivery of such bonds to make up the original principal of the trust. The replacement bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the failed bonds. Whenever a replacement bond has been acquired for the trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the replacement bond and shall, on the next distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the failed bond exceeded the cost of the replacement bond. In addition, a replacement bond must (at the time of purchase):

  *  be a taxable municipal bond;

  * have a fixed maturity or disposition date comparable to that of the failed bond it replaces;

  * be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the failed bond which it replaces; and

  * be rated at least in the category of A- or the equivalent by a major rating organization.

  If the right of limited substitution described above shall not be used to acquire replacement bonds in the event of a failed contract, the sponsor will refund the sales charge attributable to such failed bonds to all unitholders of the trust, and distribute the principal attributable to such failed bonds on the next monthly distribution date which is more than 30 days thereafter. In the event a replacement bond is not acquired by the trust, the estimated net annual interest


                                            Understanding Your Investment     27
income per unit would be reduced and the estimated current and long-term returns might be lowered.

  ESTIMATED CURRENT AND LONG-TERM RETURNS. The estimated current return and the estimated long-term return are shown under "Essential Information" in the "Investment Summary" section of this prospectus as of the date set forth herein. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of your trust and with the default, redemption, maturity, exchange or sale of bonds.
The public offering price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with units. Since the value and estimated retirements of the bonds and the expenses of your trust will change, there is no assurance that the present estimated long-term return will be realized in the future. The estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while the estimated current return calculation includes only net annual interest income and public offering price.

  In order to acquire certain bonds, it may be necessary for the sponsor or trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the sponsor on the trust's inception date. This cash may exceed the interest which would accrue to the first settlement date. The trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

  AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate upon the maturity, payment, redemption, sale or other liquidation of all of the securities in the portfolio. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, we will refund any sales charge that you paid.

  The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you


28     Understanding Your Investment
within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. We are a broker-dealer specializing in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. Our headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact our unit investment trust division at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309 or by using the contacts listed on the back cover of this prospectus. AAM is a registered broker-dealer and investment adviser, a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board
(MSRB). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

  We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price your trust pays for the securities and the price received upon unit redemption or trust termination. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

  THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

  PORTFOLIO CONSULTANT. The Portfolio Consultant, SMC Fixed Income Management, LP, is a privately owned investment manager. In addition to providing portfolio consulting services to the trust, the Portfolio Consultant provides investment management services to mutual funds, and managed accounts for high net worth individuals and also makes direct investments on behalf of its clients. The Portfolio Consultant was founded in 2006 and is based in Princeton, New Jersey. The Portfolio Consultant is not an affiliate of the sponsor. The Portfolio


                                            Understanding Your Investment     29

Consultant selected a list of bonds to be included in the portfolio based on the criteria provided by the sponsor. The Portfolio Consultant makes no representations that the bond portfolio will achieve the investment objectives or will be profitable or suitable for any particular potential investor. The Portfolio Consultant cannot forecast or guarantee future results and many risk factors, including but not limited to market fluctuations, may effect the Portfolio Consultant's bond selection and the bond portfolio's performance. Potential clients should consult with their tax and legal advisers before making such an investment. The Portfolio Consultant may use the list of bonds in its independent capacity as an investment adviser and distribute this information to various individuals and entities. The Portfolio Consultant may recommend to other clients or otherwise effect transactions in the bonds held by the trust. This may have an adverse effect on the prices of the bonds. This also may have an impact on the price the trust pays for the bonds and the price received upon unit redemptions or liquidation of the bonds. The Portfolio Consultant also issues reports and makes recommendations on securities, which may include the bonds in the trust. Neither the Portfolio Consultant nor the sponsor manages the trust. Opinions expressed by the Portfolio Consultant are not necessarily those of the sponsor, and may not actually come to pass. The Portfolio Consultant is being compensated for its portfolio consulting services, including selection of this trust portfolio. A portion of this compensation is paid by the trust as part of the trust's organization costs and the remainder will be paid by the sponsor. The Portfolio Consultant has not independently verified, and shall have no liability for determining whether the bond selection criteria is appropriate for the investment strategy.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. The distribution fee (the broker-dealer concession or agency commission) for broker-dealers and other firms is equal to 2.50% of the public offering price per unit at the time of purchase.

  We currently provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our products by the intermediary or its agents, the placing of our products on a preferred or recommended product list and access to an intermediary's personnel. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representations or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of our products. We make such payments to a substantial majority of intermediaries that sell our products. We may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described


30     Understanding Your Investment
above, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend our products, including this trust, over other products. These arrangements will not change the price you pay for your units.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units.

                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

  This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

  As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

  TRUST STATUS. The trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income taxes.

  DISTRIBUTIONS. Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your trust's distributions into three categories, ordinary income distributions, capital gains dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional units or receive them in cash. The income from your trust that you must take into account for federal income tax


                                            Understanding Your Investment     31
purposes is not reduced by amounts used to pay a deferred sales fee, if any.
The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from the trust may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

  DIVIDENDS RECEIVED DEDUCTION. A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from the trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on units that are attributable to qualifying dividends received by the trust from certain corporations may be designated by the trust as being eligible for the dividends received deduction.

  SALE OR REDEMPTION OF UNITS. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your units.

  CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. However, if you receive a capital gain dividend from your trust and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

  Ordinary income dividends received by an individual unitholder from a regulated investment company such as the trust are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the trust itself. These special rules relating to the taxation of ordinary


32     Understanding Your Investment
income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The trust will provide notice to its unitholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

  EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss realized on a sale or exchange will be disallowed to the extent that units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of units or to the extent that the unitholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the units acquired will be adjusted to reflect the disallowed loss.

  DEDUCTIBILITY OF TRUST EXPENSES. Generally, expenses incurred by your trust will be deducted from the gross income received by your trust and only your share of the trust's net income will be paid to you and reported as taxable income to you. However, if the units of your trust are held by fewer than 500 unitholders at any time during a taxable year, your trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of the trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

  FOREIGN TAX CREDIT. If your trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

  INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS. If the trust holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the trust could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its unitholders. The trust will not be able to pass through to its unitholders any credit or deduction for such taxes. The trust may be able to make an election that could ameliorate these adverse tax consequences. In this case, the trust would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account


                                            Understanding Your Investment     33
for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

  FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the trust will be characterized as dividends for federal income tax purposes (other than dividends which the trust designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the trust that are properly designated by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the trust makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the trust beginning prior to 2012, distributions from the trust that are properly designated by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Fees and Expenses" section of the "Investment Summary" in this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust will pay a license fee to SMC Fixed Income Management, LP for the use of certain service marks and other property. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from interest income and principal payments received on the securities but in some cases may sell securities to pay trust expenses.


34     Understanding Your Investment

                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust and has given an opinion that the units are validly issued. Dorsey & Whitney LLP acts as counsel for the trustee.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the financial statements in this prospectus.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).














                                            Understanding Your Investment     35

CONTENTS

INVESTMENT SUMMARY
-------------------------------------------------------------------

A concise description        2     Investment Objective
of essential information     2     Principal Investment Strategy
about the portfolio          2     Principal Risks
                             4     Who Should Invest
                             4     Essential Information
                             4     Fees and Expenses
                             5     Financial Statements

UNDERSTANDING YOUR INVESTMENT
-----------------------------------------------------------------------

Detailed information to     16     How to Buy Units
help you understand         17     How to Sell Your Units
your investment             18     Distributions
                            19     Investment Risks
                            26     How the Trust Works
                            31     Taxes
                            34     Expenses
                            35     Experts
                            35     Additional Information

WHERE TO LEARN MORE
-----------------------------------------------------------------------

You can contact us for             VISIT US ON THE INTERNET
free information about             http://www.AAMportfolios.com
this and other investments,        BY E-MAIL
including the Information          info@AAMportfolios.com
Supplement                         CALL ADVISORS ASSET MANAGEMENT, INC.
                                   (877) 858-1773
                                   CALL THE BANK OF NEW YORK MELLON
                                   (800) 848-6468

ADDITIONAL INFORMATION
-----------------------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C.  20549
  VISIT:   http://www.sec.gov
           (EDGAR Database)
  CALL:    1-202-551-8090
           (only for information on the operation of the Public Reference Section)

REFER TO:
  ADVISORS DISCIPLINED TRUST 548
  Securities Act file number:  333-166416
  Investment Company Act file number:  811-21056





                                  BUILD AMERICA
                                 BOND PORTFOLIO,
                                 SERIES 14 - AN
                                SMC FIM PORTFOLIO

                                   PROSPECTUS

                               SEPTEMBER 27, 2011














                                     [LOGO]

                                      AAM

                                    ADVISORS
                                ASSET MANAGEMENT

                           ADVISORS DISCIPLINED TRUST

                          BUILD AMERICA BOND PORTFOLIO

                             INFORMATION SUPPLEMENT

                                  JANUARY 2011

      This Information Supplement provides additional information concerning each trust described in the prospectus for the unit investment trust identified above. This Information Supplement should be read in conjunction with the prospectus. It is not a prospectus. It does not include all of the information that an investor should consider before investing in a trust. It may not be used to offer or sell units of a trust without the prospectus. This Information Supplement is incorporated into the prospectus by reference and has been filed as part of the registration statement with the Securities and Exchange Commission. Investors should obtain and read the prospectus prior to purchasing units of a trust. You can obtain the prospectus without charge by contacting your financial professional or by contacting the unit investment trust division of Advisors Asset Management, Inc. at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309 or by calling (877) 858-1773. This Information Supplement is dated as of the date set forth above.


                                    CONTENTS

          General Information                                   2
          Investment Objective and Policies                     3
          Risk Factors                                          7
          Insurance on the Bonds                               19
          Administration of the Trust                          31
          Purchase, Redemption and Pricing of Units            38
          Taxation                                             43
          Performance Information                              45
          Description of Securities Ratings                    45

GENERAL INFORMATION

     Each trust is one of a series of separate unit investment trusts created under the name Advisors Disciplined Trust and registered under the Investment Company Act of 1940. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Advisors Asset Management, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). The sponsor provides services to unit investment trusts through its Advisor's Asset Management division.

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. Additional units of each trust may be issued from time to time by depositing in the trust additional securities (or contracts for the purchase thereof together with cash or irrevocable letters of credit) or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities. As additional units are issued by a trust as a result of the deposit of additional securities by the sponsor, the aggregate value of the securities in the trust will be increased and the fractional undivided interest in the trust represented by each unit will be decreased. The sponsor may continue to make additional deposits of securities into a trust, provided that such additional deposits will be in principal amounts which will generally maintain the same original percentage relationship among the principal amounts of the securities in such trust established by the initial deposit of the securities. Thus, although additional units will be issued, each unit will generally continue to represent the same principal amount of each security, and the percentage relationship among the principal amount of each security in the related trust will generally remain the same. If the sponsor deposits cash to purchase additional securities, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay any associated brokerage fees.

     The trustee has not participated in the selection of the securities deposited in the trust and has no responsibility for the composition of the trust portfolio.

     Each unit initially offered represents an undivided interest in the related trust. To the extent that any units are redeemed by the trustee or additional units are issued as a result of additional securities being deposited by the sponsor, the fractional undivided interest in a trust represented by each unredeemed unit will increase or decrease accordingly, although the actual interest in such trust represented by such fraction will remain unchanged.
Units will remain outstanding until redeemed upon tender to the trustee by unitholders, which may include the sponsor, or until the termination of the trust agreement.

     A trust consists of (a) the securities listed under the "Schedule of Investments" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT OBJECTIVE AND POLICIES

     The trust seeks to provide monthly distributions of interest income and to provide capital preservation by investing in a portfolio primarily consisting of long-term Build America Bonds. There is, of course, no guarantee that the trust will achieve its objective. The portfolio may also include other taxable municipal bonds but under normal circumstances the trust will invest at least 80% of its assets in Build America Bonds. Build America Bonds are taxable debt obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof. The American Recovery and Reinvestment Act of 2009 provides for municipal bond issuers to issue taxable "Build America Bonds" to finance capital expenditures for which an issuer could issue tax exempt bonds and to elect to receive a subsidy payment from the federal government equal to 35% of the amount of each interest payment on such taxable bonds. The prospectus provides additional information regarding the trust's objective and investment strategy.

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The sponsor may not alter the portfolio of a trust by the purchase, sale or substitution of securities, except in the special circumstances discussed herein regarding the substitution of replacement securities for any failed securities. Thus, with the exception of the redemption or maturity of securities in accordance with their terms, the assets of a trust will remain unchanged under normal circumstances.

     The sponsor may direct the trustee to dispose of securities the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the sponsor the retention of such securities in a trust would be detrimental to the interest of the unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such trust for distribution to the unitholders.

     The sponsor is required to instruct the trustee to reject any offer made by an issuer of securities to issue new securities, or to exchange securities, for trust securities, the trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities or property received shall be deposited in the trust and shall be promptly sold by the trustee unless the sponsor advises the trustee to keep such securities or properties. The excess cash proceeds of any such sales will be distributed to unitholders.

     If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any excess cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company for federal tax purposes if the trust has elected to be taxed as a regulated investment company.

     The trustee may sell securities, designated by the sponsor, from a trust for the purpose of redeeming units of such trust tendered for redemption and the payment of expenses.

     In addition, if a trust has elected to be taxed as a regulated investment company, the trustee may dispose of certain securities and take such further action as may be needed from time to time to ensure that a trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any tax on a trust or undistributed income of a trust as a regulated investment company.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Principal Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited.

     Because certain of the securities in certain of the trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to unitholders and will not be reinvested, no assurance can be given that a trust will retain for any length of time its present size and composition. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any security. In the event of a failure to deliver any security that has been purchased for a trust under a contract, including those securities purchased on a "when, as and if issued" basis ("Failed Securities"), the sponsor is authorized under the trust agreement to direct the trustee to acquire other securities ("Replacement Securities") to make up the original corpus of such trust.

     Securities in certain of the trusts may have been purchased on a "when, as and if issued" or delayed delivery basis with delivery expected to take place after the first settlement date.

Accordingly, the delivery of such securities may be delayed or may not occur. Interest on these securities begins accruing to the benefit of unitholders on their respective dates of delivery. Unitholders of all trusts will be "at risk" with respect to any "when, as and if issued" or "delayed delivery" securities included in their respective trust (i.e., may derive either gain or loss from fluctuations in the evaluation of such securities) from the date they commit for units.

     The Replacement Securities must be purchased within 20 days after delivery of the notice that a contract to deliver a security will not be honored and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Securities. The purchase price of the Replacement Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Failed Securities. In addition, no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal income tax status of the related trust. Whenever a Replacement Security is acquired for a trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the Replacement Security and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the Failed Security exceeded the cost of the Replacement Security. Once all of the securities in a trust are acquired, the trustee will have no power to vary the investments of the trust, i.e., the trustee will have no managerial power to take advantage of market variations to improve a unitholder's investment.

     If the right of limited substitution described in the preceding paragraphs is not utilized to acquire Replacement Securities in the event of a failed contract, the sponsor will refund the sales fee attributable to such Failed Securities to all unitholders of the trust and the trustee will distribute the principal and accrued interest attributable to such Failed Securities not more than 30 days after the date on which the trustee would have been required to purchase a Replacement Security. In addition, unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds would have earned for unitholders of such trust.

     Whether or not a Replacement Security is acquired, an amount equal to the accrued interest (at the coupon rate of the Failed Securities) will be paid to unitholders of the trust to the date the sponsor removes the Failed Securities from the trust if the sponsor determines not to purchase a Replacement Security or to the date of substitution if a Replacement Security is purchased. All such interest paid to unitholders which accrued after the date of settlement for a purchase of units will be paid by the sponsor. In the event a Replacement Security could not be acquired by a trust, the net annual interest income per unit for such trust would be reduced and the estimated current return and estimated long-term return might be lowered.

     Subsequent to the trust's inception, a security may cease to be rated or its rating may be reduced below any minimum required as of the trust's inception. Neither event requires the elimination of such investment from a trust, but may be considered in the sponsor's determination to direct the trustee to dispose of such investment.

     The sponsor may not alter the portfolio of a trust except upon the happening of certain extraordinary circumstances. Certain of the securities may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par with proceeds from a fund accumulated for the scheduled retirement of a portion of an issue to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the securities have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions, as well as proceeds from the sale of securities and from securities which mature in accordance with their terms from a trust, unless utilized to pay for units tendered for redemption, will be distributed to unitholders of such trust and will not be used to purchase additional securities for such trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a trust and the net annual interest income of such trust and may reduce the estimated current return and the estimated long-term return. The call, redemption, sale or maturity of securities also may have tax consequences to a unitholder.

     Certain of the securities in certain of the trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount securities at the time they were purchased and deposited in the trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. A discount security held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and loss in the form of tax-exempt interest income than a comparable security newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the securities.

     Certain of the securities in the trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

     To the best of the sponsor's knowledge, there is no litigation pending as of the trust's inception in respect of any security which might reasonably be expected to have a material adverse effect on the trust. At any time after the trust's inception, litigation may be instituted on a variety of grounds with respect to the securities. The sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the trust. The sponsor and the trustee shall not be liable in any way for any default, failure or defect in any security.

RISK FACTORS

     MUNICIPAL BONDS. The trusts include certain types of bonds described below. Accordingly, an investment in a trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each trust are described in the prospectus. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the bonds.

     Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a trust, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue

Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from personal Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a trust, the sponsor at the date of deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

     Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party pay or programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party pay or programs.

     Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

     Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

     Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

     Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

     Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the trust. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Certain of the bonds in certain of the trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a trust prior to the stated maturity of the bonds.

     Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the bonds.

     Certain of the bonds held by the trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

     Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

     Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in the prospectus. The delivery of any such bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a trust after their respective expected dates of delivery, unitholders who purchase their unit prior to the date such bonds are actually delivered to the trustee would be required to adjust their tax basis in their unit for a portion of the interest accruing on such bonds during the interval between their purchase of unit and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a trust and estimated annual expenses other than that of the trustee (which may be reduced in the first year only) do not vary from that set forth in the prospectus. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for unit.

     Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on unit of the trust involved. Each trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

     To the best knowledge of the sponsor, there is no litigation pending as of the date of deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the trusts. At any time after the trust's inception date, litigation may be initiated on a variety of grounds with respect to bonds in a trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from personal Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

     PUERTO RICO. Your trust may significantly invest in bonds issued by issuers located in Puerto Rico. Accordingly, an investment in such a trust should be made with an understanding of the general risks associated with the Commonwealth of Puerto Rico.

     Economic Conditions and Outlook. Although the economy of Puerto Rico is closely linked to the U.S. economy, Puerto Rico's economy has been in recession since fiscal year 2006, suffering decreases in gross national product of 1.2%, 2.8%, and 3.7% in fiscal years 2007, 2008, and 2009, respectively, while the U.S. economy grew at a rate of 1.8% and 2.8% in 2007 and 2008, respectively, before contracting 2.5% in 2009. The Puerto Rico Planning Board's preliminary projections forecast gross national product contraction of 3.6% for fiscal year 2010 and growth of 0.4% in 2011.

     The following exogenous variables are affected by the U.S. economy: exports, direct investment, transfer payments, interest rates, inflation, and tourist expenditures. Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Manufacturing is the largest sector in terms of gross domestic product. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, has shown a strong interaction with manufacturing, tourism, construction, and agriculture. Tourism makes a significant contribution to Puerto Rico's economic activity. An estimated $3.6 billion were spent by visitors in Puerto Rico during fiscal year 2008. San Juan has become the largest home port for cruise ships in the Caribbean and the fourth largest home port for cruise ships in the world. During fiscal year 2008, the number of visitors increased 6.49% compared with fiscal year 2007. The construction sector was also an integral part of the economic activity from fiscal year 1999 through fiscal year 2008.

     In terms of personal income, in fiscal year 2008, personal income per capita was $14,236 compared to $13,491 in 2007 and $10,204 in 2000.

     According to the Puerto Rico Department of Labor and Human Resources, during fiscal year 2008, the labor force was 1.37 million compared to 1.41 million in fiscal year 2007. The average unemployment rate increased from 10.4% during fiscal year 2007 to 11.0% in fiscal year 2008.

     Financial Information. Since 2000, Puerto Rico has experienced a structural imbalance between recurring government revenues and expenses. During fiscal years 2008 and 2009, this imbalance was significantly exacerbated. Prior to fiscal year 2009, the government bridged the imbalance by accessing the bond market or through other non-recurring borrowing, by postponing the payment of various expenses, or through the use of derivatives and borrowings collateralized with government-owned real estate. Since March 2009, however, the government has taken multiple steps to resolve the ongoing imbalance.

     In January 2009, the administration began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the commonwealth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including a gradual $2 billion reduction of operating expenses (including payroll, the main component of government expenditures), reorganization of the executive branch, a combination of temporary and permanent revenue raising measures coupled with additional tax enforcement measures, and a bond issuance program the proceeds of which are to be used to repay existing government, finance, and operating expenses for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government's annual budget for such fiscal year) and to fund an economic stimulus plan. During fiscal year 2010, the administration began to design and intends to adopt during fiscal year 2011 a comprehensive reform of the tax system and commence to implement a long-term economic development plan, both of which are designed to complement the short-term economic reconstruction and supplemental stimulus initiatives. As of April 30, 2010, the administration had implemented measures it expected to result in annual savings of approximately $900 million.

     The administration has taken steps to reorganize the executive branch by reducing the number of government agencies and operational expenditures and by proposing a referendum to restructure the Legislative Assembly by reducing the number of legislators. If the bill is approved, the referendum would be held on or prior to May 1, 2011 and any constitutional amendments approved in such referendum would take effect with respect to the Legislative Assembly to be installed on January 2, 2013.

     Puerto Rico was awarded approximately $6.5 billion in stimulus funds under programs enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of these funds was allocated for consumer and taxpayer relief and the remainder is to be used to expand unemployment and other social welfare benefits, and spending in education, healthcare and infrastructure, among others. As of April 23, 2010, Puerto Rico disbursed $2.8 billion or 43% of the awarded funds. Puerto Rico complemented the federal stimulus package with $500 million in additional short and medium-term supplemental stimulus measures seeking to address local economic challenges and provide investment in strategic areas.

     A comprehensive long-term economic development plan aimed at improving Puerto Rico's overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy was also enacted. The plan overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process to foster economic development and also proposed to (i) strengthen the labor market and encourage greater labor-force participation by bringing out-of-date labor laws and regulations in line with U.S. and international standards, (ii) adopt a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico's dependence on fuel oil and the promotion of diverse, renewable-energy technologies, and (iii) adopt a comprehensive tax reform that takes into account the commonwealth's current financial situation. In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly established a clear public policy and legal framework for public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. The administration is also evaluating and expects to commence procurement for eight public-private partnership priority projects during fiscal year 2011.

     Total preliminary general fund revenues for fiscal year 2009 were $7.673 billion, representing a decrease of $686 million, or 8.2%, from fiscal year 2008 revenues and an increase of $73 million, or 1.0%, over the $7.6 billion revised estimate presented by the administration in February 2009. Total expenses for fiscal year 2009 were approximately $11.250 billion, consisting of budgeted general fund expenditures of $9.484 billion and approximately $1.766 billion of additional non-budgeted expenses. Preliminary general fund revenues for the first eight months of fiscal year 2010 (from July 2009 though February 2010) were $4.47 billion, a decline of $3l8 million, or 6.6%, from the $4.79 billion of revenues for the same period in the prior fiscal year and on target with the budgeted revenues. As budgeted, the decline in general fund revenues reflects the reduction from the sales and use tax and the continuing impact of the ongoing economic recession, partly offset by the effect of the temporary and permanent revenue raising measures implemented as part of a fiscal stabilization plan. The estimated general fund revenues for fiscal year 2010 were budgeted for $7.670 billion and budgeted expenditures for fiscal year 2010 amount to $10.170 billion, consisting of $7.670 billion of budgeted general fund expenditures and approximately $2.5 billion of additional expenditures to be covered from bond issues, as part of a multi-year fiscal stabilization plan to achieve fiscal balance.

     Puerto Rico reported a deficit of $17.1 billion as of June 30, 2008, an improvement in the financial position of $587 million from the prior year's balances (a 3% decrease). For fiscal year 2009, the estimated deficit was approximately $3.49 billion. The accumulated deficit is principally the result of the commonwealth's practice of issuing debt and transferring such funds to its discretely presented component units in order for them to carry out the corresponding construction programs and to borrowings made by the primary government of the commonwealth to cover operational needs. In fiscal year 2008, the governmental activities' deficit decreased by $620 million (a 3% decrease), while net assets of the business-type activities showed a decrease of $33 million (an 4% decrease). The commonwealth's governmental activities had total revenue of $17.3 billion in 2008, which exceeded total expenses of $17.0 billion, excluding transfers received from business-type activities amounting to $310 million. In 2008, the commonwealth's business-type activities had total revenue of $1.274 billion, which exceeded total expenses of $998 million, excluding transfers made to the governmental activities amounting to $310 million. The estimated deficit is projected to be less than $2.5 billion for fiscal year 2010 and approximately $1.0 billion for 2011. The current administration has projected that Puerto Rico will eliminate its deficit entirely by fiscal year 2013.

     As of June 30, 2008, Puerto Rico's governmental funds reported a combined ending fund deficit of $910 million, a decrease of $1.021 billion in comparison with the 2007 combined fund balance, while the business-type activities decreased its net assets by $33 million to reach $724 million. The general fund reported a deficit of $1.8 billion, an increase of $1.3 billion in comparison with the prior fiscal year. The unemployment insurance fund reported net assets of $369 million while the lotteries fund reported a deficit of $153 million. The deficit in the lottery funds was a result of the transfers of investments made to the general fund several years prior.

     Total long-term obligations as of June 30, 2008 were $26.4 billion, from which $1.6 billion were due within one year. The long-term obligation of the governmental activities decreased by $1.4 billion (5%) to $26.0 billion when compared to the prior year, while the business-type activities increased by $52 million (14.7%) to $409 million. The decrease in governmental activities' long-term obligations was mainly due to the payments made by the Puerto Rico Sales Tax Financing Corporation, a component unit of the commonwealth, to refinance or retire extra constitutional debt of the commonwealth and certain debt of the component units in the amount of approximately $4.2 billion.

     Cash Management. Puerto Rico maintains a cash pool for its cash and cash equivalents. The balance in the pooled cash accounts is available to meet current operating requirements and any excess is invested in various interest-bearing accounts in the Government Development Bank for Puerto Rico, a discretely presented component unit. In addition, the Puerto Rico Government Investment Trust Fund was created by the commonwealth as a no-load diversified collective investment trust for the purpose of providing eligible investors with a convenient and economical way to invest in a professionally managed money market portfolio. The deposits on hand and the investments purchased are not collateralized, secured, or guaranteed by the commonwealth or any of its agencies, instrumentalities, or political subdivisions.

     Puerto Rico's investment policy is to minimize credit and market risk while maintaining a competitive yield on its portfolio. The cash temporarily idle during the year was invested mainly in U.S. government securities, stocks, corporate bonds, repurchase agreements, commonwealth securities, trading securities, and short-term investments. These are primary government investments that are restricted and unrestricted.

     Budgetary Policy. The fiscal year of the commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year.

     The annual budget is prepared by the Puerto Rico Office of Management and Budget, working with the Puerto Rico Planning Board, the Puerto Rico Department of the Treasury, and other government offices and agencies. Section 7 of
Article 6 of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenue, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

     The commonwealth maintains extensive budgetary controls. The objective of these controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the Legislature. Activities of the general fund are included in the annual appropriated budget. Budgetary control resides at the department level. The commonwealth also maintains an encumbrance accounting system as one method of maintaining budgetary control.

The annual budget, which is developed using elements of performance-based program budgeting and zero-based budgeting, includes an estimate of revenue and other resources for the ensuing fiscal year under laws existing at the time the budget is submitted and legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient and in conformity with the four-year investment plan prepared by the Puerto Rico Planning Board. The Legislature may amend the budget submitted by the Governor, but may not increase items that would cause a deficit without imposing additional taxes to cover such deficit. Once approved by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item, but may not increase or insert new items in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, as originally approved by the Legislature and the Governor, it is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This allows the commonwealth to continue to pay operating and other expenses until a new budget is approved.

     Assets. Total assets and total liabilities of the commonwealth's primary government at June 30, 2008 amounted to $13.6 billion and $30.7 billion, respectively, for a net deficit of $17.1 billion, compared to a $17.7 billion net deficit at the beginning of the year, as restated. A portion of the commonwealth's net assets (deficit) reflects its investment in capital assets such as land, buildings, equipment and infrastructure, less any related debt used to acquire those assets that are still outstanding. The commonwealth uses these capital assets to provide services to its residents; consequentially, these assets are not available for future spending. Although the commonwealth's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

     An additional portion of the commonwealth's net assets (deficit) represents resources that are subject to external restrictions on how they may be used. An otherwise positive remaining balance would be used to meet the commonwealth's ongoing obligations to its residents and creditors. Internally imposed designations of resources are not presented as restricted net assets. At the end of the fiscal year, the commonwealth is able to report positive balances in two categories of net assets, and a deficit, both for the government as a whole, as well as for its separate governmental and business-type activities. The net deficit of the primary government primarily results from the commonwealth's practice of issuing debt and transferring such funds to the component units so that they can carry out construction projects. The primary government retains the debt while the component units report the corresponding asset financed by such debt.

     Total assets decreased by approximately $980 million during fiscal year 2008 when compared to the prior fiscal year. The net assets of the governmental activities as of June 30, 2007 were restated by $3.4 million as a result of an underestimation of capital assets. Total liabilities increased by approximately $1.6 billion during fiscal year 2008 when compared to the prior fiscal year.
The commonwealth's net deficit decreased by approximately $587 million or 3% from the prior year's total net deficit. Approximately 44% of the commonwealth's total revenue came from taxes, while 26% resulted from grants and contributions (primarily federal financial assistance). Charges for various goods and services provided represented 4% of the total revenue. The commonwealth's expenses cover a range of services. The largest expenses were for education, public housing, health and welfare, public safety, and general government. Governmental activities decreased the commonwealth's net deficit by $620 million. The commonwealth implemented a sales and use tax during fiscal year 2007 and 2008 is the first year containing 12 months of such tax, which resulted in higher tax revenues. The commonwealth expects that the effort to decrease expenses and the increase in tax revenue with the sales and use tax will eliminate or significantly lower the deficit in future years. Business-type activities decreased the commonwealth's net assets by $33 million.

     Debt Administration. General obligation bonds are backed by the full faith and credit of the commonwealth, including its power to levy additional taxes to help ensure repayment of the debt.

     The Constitution of the Commonwealth of Puerto Rico provides that direct obligations of the commonwealth evidenced by bonds or notes and backed by the full faith, credit, and taxing power of the commonwealth are not to be issued if the amount of the principal of, and interest on, such bonds and notes and on all such bonds and notes issued thereafter, which are payable in any fiscal year, together with any amount paid by the commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the commonwealth, exceed 15% of the average annual revenue raised under the provisions of commonwealth legislation and conveyed into the treasury in the two fiscal years preceding the then current fiscal year. Section 2, Article VI of the Constitution of the Commonwealth of Puerto Rico does not limit the amount of debt that the commonwealth may guarantee as long as the 15% limitation is not exceeded. At June 30, 2008, the commonwealth is in compliance with the debt limitation requirement.

     Ratings. As of September 15, 2010, the commonwealth of Puerto Rico has a BBB- with a stable outlook credit rating from Standard & Poor's Corporation and a A3 with a negative outlook from Moody's Investor Service on general obligation bond issues.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the commonwealth of Puerto Rico, and there is no obligation on the part of the commonwealth to make payments on such local obligations in the event of default.

     ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. In connection with these deposits, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees and other acquisition costs.

INSURANCE ON THE BONDS

     Insurance has been obtained on certain bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds. See "Bond Insurance" in the prospectus. There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies, and the websites of the portfolio insurers for the current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business. A brief description of potential insurers is contained below.

     ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc., organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. Their insured risk portfolio contains exposures of various credit qualities.

     On December 15, 2008, Standard & Poor's withdrew its ratings of ACA Financial Guaranty at the company's request, which remains in effect as of June 7, 2010. On December 15, 2008, Standard & Poor's had raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC and removed the company from its CreditWatch developing status. The outlook was developing. The upgraded rating reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provided the former CDO counterparties and certain other counterparties with what amounted to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio was comprised almost exclusively of U.S. public finance exposure predominantly of BBB and BB credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflected the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. There is the risk that should finances deteriorate, the company could be placed under rehabilitation by its regulator, in which case the ratings would be changed to
R. An R rating signifies that an insurer is under regulatory supervision because of its financial condition.

     As of March 31, 2010, ACA Financial Guaranty had net admitted assets of approximately $457.3 million and total liabilities of approximately $338.9 million, as compared to approximately $463.5 million and $326.0 million, respectively, as of December 31, 2009. The statutory surplus was approximately $118.4 million as of March 31, 2010, and $137.5 million as of December 31, 2009.

     On April 19, 2010, ACA Financial Guaranty issued a statement regarding a CDO for which its subsidiary, ACA Management L.L.C. acted as the portfolio selection agent. The SEC had announced a civil action against Goldman Sachs & Co. and one of its employees in connection with this CDO. The statement reported that no ACA entity or individual was accused of any violation by the SEC in that action.

     The parent company of ACA Financial Guaranty maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

     The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

     On November 8, 2010, Ambac Financial Group, Inc. announced that it filed for Chapter 11 bankruptcy protection and will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the United States Bankruptcy Court for the Southern District of New York. On March 24, 2010, the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") filed a petition to require that Ambac Assurance establish a segregated account for certain liabilities, primarily policies related to credit derivatives, residential mortgage-backed securities, and other structured finance transactions. OCI also commenced rehabilitation proceedings with respect to the liabilities in the segregated account to facilitate an orderly run-off and/or settlement of those specific liabilities. On November 8, 2010, a Wisconsin circuit court approved an injunction to prevent the Internal Revenue Service from seizing any assets from the segregated accounts overseen by OCI pursuant to Ambac Assurance's "rehabilitation" status.

     As of June 7, 2010, Ambac Assurance was rated Caa2 with a developing outlook by Moody's and R, meaning regulatory intervention, from Standard and Poor's. Standard and Poor's changed Ambac Assurance's rating on March 25, 2010, from CC to R to reflect the level of regulatory intervention at Ambac Assurance following a directive by the Commissioner of Insurance of the State of Wisconsin. These ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's AAA rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On June 18, 2008, Ambac Financial Group, Inc. announced its decision to terminate its ratings contract with Fitch. By July 2008, Ambac Assurance was rated AA with a negative outlook by Standard & Poor's and Aa3 with a negative outlook by Moody's.

     On July 28, 2009, Ambac Assurance announced a large estimated increase in loss reserve for the second quarter of 2009 which would reduce regulatory capital to levels below the regulatory-required minimum threshold. The company petitioned the Wisconsin insurance regulator to approve a reclassification of statutory contingency reserves to offset the capital depletion. Although the company has received regulatory approval to release contingency reserves to bolster surplus, there could be additional commutations, which are largely viewed as distressed exchanges. Ambac Assurance announced $856 million of statutory surplus for the end of the third quarter 2009, a significant improvement over the $305 million reported at the end of June. Although the substantial improvement in its surplus is positive, the company's overall credit profile did not materially change. Moody's cautioned in late January 2010 that Ambac Assurance's capitalization remained stressed due to mortgage-related exposures and high operating leverage that could result in relatively modest changes in mortgage loss estimates to have substantial effects on capital adequacy. Accordingly, Moody's warned that Ambac Assurance's insurance financial strength remained volatile and could meaningfully evolve depending on how mortgage losses, remediation efforts and regulatory risks play out.

     Ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007. Ambac Assurance had been working with rating agencies and regulators to launch Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company had been designed to have segregated capital, separate risk management and a separate board of directors. On June 1, 2009, however, management announced that it postponed its plan to establish the municipal-only financial guarantee company.

     As of March 31, 2010, Ambac Assurance had net admitted assets of approximately $11.0 billion and total liabilities of approximately $10.9 billion, as compared to approximately $8.5 billion and $7.7 billion, respectively, as of December 31, 2009. Statutory surplus was approximately $160.1 million and $801.9 million at March 31, 2010, and December 31, 2009, respectively. Statutory net income/(loss) for Ambac Assurance was approximately $(821.9) million and $(2.5) billion for March 31, 2010, and December 31, 2009, respectively.

     Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Ambac Financial Group, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac Financial Group, Inc. maintains a website at www.ambac.com.

     The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Corp. ("AGC"). AGC is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration and licensed to conduct financial guaranty insurance business in all fifty states of the United States, the District of Columbia and Puerto Rico. AGC commenced operations in 1988. AGC is a wholly owned, indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda-based holding company whose shares are publicly traded and are listed on the New York Stock Exchange under the symbol "AGO." AGL, through its operating subsidiaries, provides credit enhancement products to the U.S. and global public finance, infrastructure and structured finance markets. Neither AGL nor any of its shareholders is obligated to pay any debts of AGC or any claims under any insurance policy issued by AGC.

     As of July 15, 2010, AGC's financial strength is rated "AAA" (negative outlook) by Standard & Poor's and "Aa3" (negative outlook) by Moody's. On February 24, 2010, Fitch, at the request of AGL, withdrew its "AA-" (Negative Outlook) insurer financial strength rating of AGC at the then current rating level. Each rating of AGC should be evaluated independently. An explanation of the significance of the above ratings may be obtained from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any security, and such ratings are subject to revision or withdrawal at any time by the rating agencies, including withdrawal initiated at the request of AGC in its sole discretion. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of any security guaranteed by AGC. AGC does not guarantee the market price of the securities it insures, nor does it guarantee that the ratings on such securities will not be revised or withdrawn.

     Recent Developments. On May 17, 2010, Standard & Poor's published a Research Update in which it affirmed its "AAA" counterparty credit and financial strength ratings on AGC. At the same time, Standard & Poor's continued its negative outlook on AGC. Please refer to the Research Update, a copy of which is available at www.standardandpoors.com, for the complete text of Standard & Poor's's comments.

     In a press release dated February 24, 2010, Fitch announced that, at the request of AGL, it had withdrawn the "AA-" (Negative Outlook) insurer financial strength rating of AGC at the then current rating level. Please refer to the press release, a copy of which is available at www.fitchratings.com, for the complete text of Fitch's comments.

     In a press release dated December 18, 2009, Moody's announced that it had confirmed its "Aa3" insurance financial strength rating of AGC, with a negative outlook. Please refer to the press release, a copy of which is available at www.moodys.com, for the complete text of Moody's comments.

     There can be no assurance as to any further ratings action that Moody's or Standard & Poor's may take with respect to AGC.

     Capitalization of Assured Guaranty Corp. As of March 31, 2010, AGC had total admitted assets of $2,989,129,193 (unaudited), total liabilities of $1,909,594,193 (unaudited), total surplus of $1,079,535,000 (unaudited) and total statutory capital (surplus plus contingency reserves) of $1,667,187,760 (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     AGC makes no representation regarding the trust units or portfolio bonds or the advisability of investing in the trust units or portfolio bonds. In addition, AGC has not independently verified, makes no representation regarding, and does not accept any responsibility for the accuracy or completeness of this prospectus or any information or disclosure contained herein, or omitted herefrom.

     The information relating to AGC and its affiliates contained above has been furnished by AGC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Municipal Corp. ("AGM").   AGM is a New York domiciled
financial guaranty insurance company and a wholly owned subsidiary of Assured Guaranty Municipal Holdings Inc. ("Holdings"). Holdings is an indirect subsidiary of AGL. No shareholder of AGL, Holdings or AGM is liable for the obligations of AGM.

     On July 1, 2009, AGL acquired the financial guaranty operations of Holdings from Dexia SA ("Dexia"). In connection with such acquisition, Holdings' financial products operations were separated from its financial guaranty operations and retained by Dexia. Effective November 9, 2009, Financial Security Assurance Inc. changed its name to Assured Guaranty Municipal Corp.

     As of July 15, 2010, AGM's financial strength is rated "AAA" (negative outlook) by Standard and Poor's and "Aa3" (negative outlook) by Moody's. On February 24, 2010, Fitch, at the request of AGL, withdrew its "AA" (Negative Outlook) insurer financial strength rating of

AGM at the then current rating level. Each rating of AGM should be evaluated independently. An explanation of the significance of the above ratings may be obtained from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any security, and such ratings are subject to revision or withdrawal at any time by the rating agencies, including withdrawal initiated at the request of AGM in its sole discretion. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of any security guaranteed by AGM. AGM does not guarantee the market price of the securities it insures, nor does it guarantee that the ratings on such securities will not be revised or withdrawn.

     Recent Developments. On May 17, 2010, S&P published a Research Update in which it affirmed its "AAA" counterparty credit and financial strength ratings on AGM. At the same time, S&P continued its negative outlook on AGM. Please refer to the Research Update, a copy of which is available at www.standardandpoors.com, for the complete text of S&P's comments.

     In a press release dated February 24, 2010, Fitch announced that, at the request of AGL, it had withdrawn the "AA" (Negative Outlook) insurer financial strength rating of AGM at the then current rating level. Please refer to the press release, a copy of which is available at www.fitchratings.com, for the complete text of Fitch's comments.

     On December 18, 2009, Moody's issued a press release stating that it had affirmed the "Aa3" insurance financial strength rating of AGM, with a negative outlook. Please refer to the press release, a copy of which is available at www.moodys.com, for the complete text of Moody's comments. There can be no assurance as to any further ratings action that Moody's or S&P may take with respect to AGM.

     Capitalization of AGM. At March 31, 2010, AGM's consolidated policyholders' surplus and contingency reserves were approximately $2,220,015,145 and its total net unearned premium reserve was approximately $2,228,912,193 in accordance with statutory accounting principles.

     The information relating to AGM and its affiliates contained above has been furnished by AGM. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

     BHAC's shareholders and their respective percentage of outstanding common stock are as follows: Columbia Insurance Company ("Columbia"), a Nebraska corporation (51%), and National Indemnity Company, a Nebraska corporation (49%). Columbia and National Indemnity Company are each indirect, wholly owned subsidiaries of Berkshire Hathaway Inc.

     BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

     At March 31, 2008, BHAC had surplus as regards policyholders of slightly less than $1,000,000,000, determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance.

     Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

     The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its "AA+" financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its "AA+" financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

     In addition, Moody's has assigned its "Aa1" insurance financial strength ratings to BHAC and Columbia. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

     The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.


     On November 11, 2009, Moody's downgraded its rating of CIFG to Ca from Caa2 with a developing outlook and simultaneously withdrew any future ratings for business reasons. Moody's stated that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and that CIFG may no longer have sufficient financial resources to pay all insurance claims. CIFG reported a $298 million statutory deficit in its second quarter 2009 financial statements, increasing its gross loss reserves by $339 million due to worsening performance trends. Moody's added that the risk of regulatory intervention is meaningful given CIFG's failure to meet minimum regulatory capital requirements. This could influence the pace of commutations with counterparties, potentially on terms that imply a distressed exchange, Moody's cautioned. On June 15, 2009, Standard & Poor's lowered its rating on CIFG from BB to CC with a negative outlook. The ratings actions were prompted by significant deterioration in the company's remaining insured portfolio since January 2009 when CIFG initiated a broad restructuring. Standard & Poor's withdrew its rating of CIFG at the request of CIFG on February 16, 2010. None of these reporting agencies had reinstated their ratings of FGIC as of June 7, 2010.

     As of March 31, 2010, CIFG had net admitted assets and total liabilities of approximately $239.6 million and $99.3 million, respectively as compared to approximately $218.6 million and $73.5 million, respectively, as of December 31, 2009. Surplus as regards policyholders was approximately $140.2 million as of March 31, 2010 and $120.0 million as of December 31, 2009.

     CIFG maintains a website at www.cifg.com.

     The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

     The deterioration in the U.S. housing and mortgage markets and the global credit markets adversely affected FGIC's business, results of operations, and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA was to enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.

     On November 24, 2009, the New York Insurance Department issued an order requiring FGIC to cease writing new policies and suspend paying any and all claims because of ongoing surplus to policyholders deficits and impairment of required minimum surplus to policyholders. The order required FGIC to provide a detailed and final restructuring plan no later than January 5, 2010. To satisfy this requirement, FGIC provided to the New York Insurance Department FGIC's proposed surplus restoration plan, which, as of February 1, 2010, was under review. The order further required FGIC to return to compliance with regulatory requirements by March 25, 2010, which has been extended to June 15, 2010, as of June 7, 2010. FGIC announced on May 14, 2010, as part of its surplus restoration plan, its plans to participate in an offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC for cash and uninsured securities by Sharps SP I LLC.

     On March 25, 2010, FGIC and its subsidiary, FGIC Credit Products LLC, entered into a commitment and support agreement with seven counterparties to their credit default swaps . This agreement would enable FGIC to mitigate its potential existing exposure to material claims based on mark-to-market termination payments under such credit default swaps. Under this agreement, the counterparties have agreed to forbear from exercising certain acceleration, termination, and assessment rights under their credit default swap contracts for a period of time. This agreement also involves FGIC forming a new wholly owned subsidiary licensed as a New York financial guaranty insurance corporation that would assume FGIC's rights, obligations, and liabilities under the specified credit default swap policies.

     On April 22, 2009, Standard and Poor's lowered its rating of FGIC to CC from CCC with a negative outlook, and subsequently withdrew its ratings because of an expectation that timely financial information would no longer be available. On March 24, 2009, FGIC was downgraded to Caa3 from Caa1 with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there was limited investor interest in continued coverage of the rating. Prior to January 2008, FGIC was rated AAA, Aaa and AAA by Standard & Poor's, Moody's, and Fitch, respectively. None of these reporting agencies had reinstated their ratings of FGIC as of June 7, 2010.

     As of March 31, 2010, FGIC had net admitted assets of approximately $1.8 billion and total liabilities of approximately $3.4 billion. At year end 2009, FGIC had net admitted assets of approximately $1.8 billion and total liabilities of approximately $3.1 billion. For the quarter ended March 31, 2010, FGIC had net income/(loss) of approximately $(324.1) million, which FGIC primarily attributed to exposure to first and second-lien residential mortgage-backed securities. On December 31, 2009, FGIC had net income/(loss) of approximately $(1.6) billion.

As of March 31, 2010, FGIC's statutory surplus/(deficit) was approximately $(1.6) billion compared to a statutory surplus/(deficit) of approximately $1.3 billion on December 31, 2010. As discussed above, due to this statutory deficit, FGIC is suspended by the New York State Insurance Department from writing new policies and paying all claims.

     Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017,
Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

     The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation. On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured, and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which would conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders were to have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which gave MBIA and FGIC policyholders the ability to make a claim for payment directly against National.

     On December 23, 2009, Moody's affirmed its rating on National of Baa1 with a developing outlook, citing that despite the company's strong capital profile and operational infrastructure, uncertainty was caused by ongoing litigation challenging the recent restructuring of the group and the extended timeframe over which such uncertainty may persist. As of June 7, 2010, National has maintained this rating. On September 28, 2009, Standard and Poor's affirmed its A rating on National with a developing outlook, and this rating had not changed as of June 7, 2010.

     As of March 31, 2010, National's total net admitted assets were approximately $7.1 billion and its total liabilities were approximately $6.3 billion, as compared to approximately $7.0 billion and $6.3 billion, respectively, as of December 31, 2009. The surplus as regards policyholders was approximately $740.3 million as of March 31, 2010, and $653.4 million as of December 31, 2010. As of March 31, 2010, National had a net gain/(loss) of $95.3 million, compared with a net gain/(loss) of $(299.1) million for the year ended December 31, 2009. At

March 31, 2010, the net par amount outstanding on National's insured obligations was approximately $499.2 billion.

     National maintains a website at www.nationalpfg.com/#/home.

     The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA and/or National. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London.

     On December 22, 2009, Standard & Poor's lowered its rating on Radian to BB-from BB with a negative outlook, which remains its rating as of June 7, 2010.
On March 12, 2009, Moody's downgraded Radian to Ba1 from A3, with a stable outlook, thus concluding its credit watch review that was initiated on October 10, 2008. On May 6, 2010, Moody's affirmed the Ba1 rating with a stable outlook, which remains its rating as of June 7, 2010. Radian Group Inc.'s management has stated that it has discontinued, for the foreseeable future, writing any new financial guaranty business in light of current market conditions, and that it intends to utilize Radian's available capital to support its mortgage insurance operations.

     As of March 31, 2010, Radian had total net admitted assets of approximately $2.1 billion and total liabilities of approximately $1.1 billion, as compared to approximately $2.2 billion and $1.1 billion, respectively, as of December 31, 2009. Statutory policyholders' surplus was approximately $1.0 billion as of March 31, 2010, and approximately $1.1 billion as of December 31, 2009. The net income as of March 31, 2010 was approximately $2.9 million, compared to net income of approximately $42.8 million as of December 31, 2010.

     Radian Group, Inc., parent company of Radian, maintains a website at www.radiangroupinc.com.

     The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is the sole subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

     On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora to Ca from Caa1, with a developing outlook, which remains in effect as of June 7, 2010.

As of June 7, 2010, Syncora had a rating of R by Standard & Poor's. An R rating signifies that an insurer is under regulatory supervision because of its financial condition. Both ratings agencies cited the company's run-off status, its impaired capital adequacy position due to large incurred losses among mortgage-related exposures as well as its impaired financial flexibility.

     In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which would permit the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora then engaged in settlement negotiations with its counterparties and launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative. On July 17, 2009, Syncora announced that it completed substantially all of the steps of its comprehensive restructuring contemplated by the master transaction agreement between Syncora and certain financial counterparties to its credit default swap and financial guarantee policies and accepted the tender offer for certain residential mortgage-backed securities insured by Syncora. As a result, the company expected to remediate its policyholders' surplus deficit in the range of $3.9 and $4.1 billion. The restructuring was to relieve the company of approximately $6.0 billion in losses and loss reserves. The company expected that the successful remediation of its policyholders' surplus deficit would allow it to return to compliance with the New York State Insurance Department's minimum policyholders' surplus requirement of $65 million. Syncora is not currently writing new insurance business and, along with its newly formed financial guarantee insurance subsidiary, Syncora Capital Assurance Inc., will not resume writing new insurance business. The New York State Insurance Department approved the transactions relating to the restructuring and directed that, upon the completion of each of the transactions so approved, the company would confirm that such closings have occurred and the impairment to its policyholders' surplus had been removed. On April 12, 2010, Syncora reported that it had closed the outstanding transaction that was part of its restructuring that was announced on July 17, 2007. The New York State Insurance Department's order temporarily prohibiting Syncora from paying claims remained in effect on April 12, 2010.

     Syncora's net admitted assets and total liabilities as of March 31, 2010, were approximately $1.1 billion and $1.0 billion, respectively, with approximately the same amounts as of December 31, 2009. The surplus as regards policyholders was approximately $104.1 million as of March 31, 2010, and $99.7 million as of December 31, 2009.

     The company's website address is www.syncora.com/Guarantee/Home.aspx.

     The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov.

ADMINISTRATION OF THE TRUST

     DISTRIBUTIONS TO UNITHOLDERS. Interest received by a trust, including any portion of the proceeds from a disposition of securities which represents accrued interest, is credited by the trustee to the Interest Account for the trust. All other receipts are credited by the trustee to a separate Principal Account for the trust. The trustee normally has no cash for distribution to unitholders until it receives interest payments on the securities in the trust. On the dates set forth under "Essential Information" in the prospectus, the trustee will commence distributions, in part from funds advanced by the trustee.

       Thereafter, assuming the trust retains its original size and composition, after deduction of the fees and expenses and reimbursements (without interest) to the trustee for any amounts advanced to a trust, the trustee will normally distribute any income and principal received by the trust on each distribution date or shortly thereafter to unitholders of record on the preceding Record Date. Unitholders will receive an amount substantially equal to their pro rata share of the balance of the Interest Account. However, interest earned at any point in time will generally be greater than the amount actually received by the trustee. Therefore, there will generally remain an item of accrued interest that is added to the daily value of the units. If unitholders sell or redeem all or a portion of their units, they will be paid their proportionate share of the accrued interest to, but not including, the third business day after the date of a sale or to the date of tender in the case of a redemption.

     Unitholders of record on the first record date will receive an interest distribution on the first distribution date. Because the period of time between the first distribution date and the regular distribution dates may not be a full period, the first regular distributions may be partial distributions.

     Persons who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date following their purchase of units. Since interest on securities in the trust is payable at varying intervals and distributions are made to unitholders at different intervals from receipt of interest, the interest accruing to a trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each distribution date the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the trustee is authorized by the trust agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account.

     The trustee will distribute on each distribution date or shortly thereafter, to each unitholder of record on the preceding record date, an amount substantially equal to such holder's pro rata share of the available cash balance, if any, in the Principal Account computed as of the close of business on the preceding record date. However, no distribution will be required if the balance in the Principal Account is less than $.01 per unit.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, setting forth for the trust:

(A)  As to the Interest Account:

     (1) Income received;

     (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(B)  As to the Principal Account:

     (1) The dates of disposition of any securities and the net proceeds received therefrom;

     (2) Deductions for payment of applicable taxes and fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(C)  The following information:

     (1) A list of the securities as of the last business day of such calendar year;

     (2) The number of units outstanding on the last business day of such calendar year;

     (3) The redemption price based on the last evaluation made during such calendar year;

     (4) The amount actually distributed during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended from time to time by the sponsor and trustee or their respective successors, without the consent of any of the unitholders, (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision contained in the trust agreement, (ii) to make such other provision in regard to matters or questions arising under the trust agreement as shall not materially adversely affect the interests of the unitholders or (iii) to make such amendments as may be necessary (a) for the trust to continue to qualify as a regulated investment company for federal income tax purposes if the trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the trust from being deemed an association taxable as a corporation for federal income tax purposes if the trust has not elected to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended. The trust agreement may not be amended, however, without the consent of all unitholders then outstanding, so as
(1) to permit, except in accordance with the terms and conditions thereof, the acquisition hereunder of any securities other than those specified in the schedules to the trust agreement or (2) to reduce the percentage of units the holders of which are required to consent to certain of such amendments. The trust agreement may not be amended so as to reduce the interest in a trust
represented by units without the consent of all affected    unitholders.  Except
for the amendments, changes or modifications described above, neither the sponsor nor the trustee may consent to any other amendment, change or modification of the trust agreement without the giving of notice and the obtaining of the approval or consent of unitholders representing at least 66 2/3% of the units then outstanding of the affected trust. No amendment may reduce the aggregate percentage of units the holders of which are required to consent to any amendment, change or modification of the trust agreement without the consent of the unitholders of all of the units then outstanding of the affected trust and in no event may any amendment be made which would (1) alter the rights to the unitholders as against each other, (2) provide the trustee with the power to engage in business or investment activities other than as specifically provided in the trust agreement, (3) adversely affect the tax status of the trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes or (4) unless the trust has elected to be taxed as a regulated investment company for federal income tax purposes, result in a variation of the investment of unitholders in the trust. The trustee will notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the maturity, liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 40% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then
outstanding.    A trust will be liquidated by the trustee in the event that a sufficient number of units of the trust not yet sold are tendered for redemption by the sponsor, so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If a trust is liquidated because of the redemption of unsold units by the sponsor, the sponsor will refund to each purchaser of units the entire sales fee paid by such purchaser.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of the trust.

     THE TRUSTEE. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 848-6468. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

     The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

In case at any time the trustee shall not meet the requirements set forth in the trust agreement, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the trustee in an involuntary case, or the trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the trustee or for any substantial part of its property shall be appointed, or the trustee shall generally fail to pay its debts as they become due, or shall fail to meet such written standards for the trustee's performance as shall be established from time to time by the sponsor, or if the sponsor determines in good faith that there has occurred either (1) a material deterioration in the creditworthiness of the trustee or
(2) one or more grossly negligent acts on the part of the trustee with respect to a trust, the sponsor, upon sixty days' prior written notice, may remove the trustee and appoint a successor trustee, as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. The sponsor is a broker-dealer specializing in providing services to broker-dealers, registered representatives, investment advisers and other financial professionals. The sponsor's headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact the Advisor's Asset Management division at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309 or by using the contacts listed on the back cover of the prospectus. The sponsor is a registered broker-dealer and investment adviser and a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and the Securities Investor Protection Corporation (SIPC), and a registrant of the Municipal Securities Rulemaking Board (MSRB).

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE EVALUATOR AND SUPERVISOR. Advisors Asset Management, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the sponsor and trustee in which event the sponsor or trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor, evaluator, and supervisor are liable for the performance of their obligations arising from their responsibilities under the trust agreement but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

     EXPENSES OF THE TRUST. The sponsor will not charge a trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust.

     The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated and paid monthly is based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Principal and Interest Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds.

     The supervisor will charge a trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For evaluation of the securities in a trust, the evaluator shall receive an evaluation fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For providing bookkeeping and administrative services to a trust, the sponsor shall receive an administration fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     The trustee's fee, sponsor's fee for providing bookkeeping and administrative services to the trust, supervisor's fee and evaluator's fee are deducted from the Interest Account of the related trust to the extent funds are available and then from the Principal Account. Each such fee may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by the trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses and reimbursement of the cost of advances to the trust for payment of expenses and distributions, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard of its obligations under the trust agreement;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; (g) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. A trust may pay the costs of updating its registration statement each year.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price thereof. During the initial offering period, the public offering price per unit is equal to the net asset value per unit (generally based on the offering side evaluations of the securities) plus the applicable sales fee referred to in the prospectus. The public offering price for secondary market transactions is based on the net asset value per unit (generally based on the bid side evaluations of the securities). Certain broker-dealers may charge a transaction fee for processing unit purchases.

     The evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of regular trading on the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of regular trading on the New York Stock Exchange on each such day.
Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The public offering price per unit of the trust as shown under "Essential Information" in the prospectus as of the date stated therein or on any subsequent date will vary from the amount stated under "Essential Information" in the prospectus in accordance with fluctuations in the prices of the underlying securities and the amount of accrued interest on the units. Net asset value per unit is determined by dividing the value of a trust's portfolio securities (including any accrued interest), cash and other assets, less all liabilities (including accrued expenses), by the total number of units outstanding. The portfolio securities are valued at their current market value or their fair value as determined in good faith by the Evaluator. The aggregate bid and offering side evaluations of the securities shall be determined (a) on the basis of current bid or offering prices of the securities, (b) if bid or offering prices are not available for any particular security, on the basis of current bid or offering prices for comparable securities, (c) by determining the value of securities on the bid or offer side of the market by appraisal, or
(d) by any combination of the above.

     The interest on the securities deposited in a trust, less the related estimated fees and expenses, will accrue daily. The amount of net interest income which accrues per unit may change as securities mature or are redeemed, exchanged or sold, or as the expenses of a trust change or the number of outstanding units of a trust changes.

     Although payment is normally made three business days following the order for purchase, payments may be made prior thereto. A person will become the owner of units on the date of settlement provided payment has been received. Cash, if any, made available to the sponsor prior to the date of settlement for the purchase of units may be used in the sponsor's business and may be deemed to be a benefit to the sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a unitholder desires to have certificates representing units purchased, such certificates will be delivered as soon as possible following his written request therefor.

     ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on securities generally is paid monthly or semi-annually although a trust accrues such interest daily. Because of this, a trust always has an amount of interest earned but not yet collected by the trustee. For this reason, the public offering price of units of a trust will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a trust the amount, if any, of accrued interest paid on their units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the public offering price in the sale of units to the public, the trustee will advance the amount of accrued interest as of the first settlement date and the same will be distributed to the sponsor as the unitholder of record as of the first settlement date. Consequently, the amount of accrued interest to be added to the public offering price of units will include only accrued interest from the first settlement date to the date of settlement, less any distributions from the Interest Account subsequent to the first settlement date.

     Because of the varying interest payment dates of securities, accrued interest at any point in time will be greater than the amount of interest actually received by the applicable trusts and distributed to unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the units. If a unitholder sells or redeems all or a portion of his units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his units. Since the trustee has the use of the funds held in the Interest Account for distributions to unitholders and since such account is non-interest-bearing to unitholders, the trustee benefits thereby.

     COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION PRICE. The net asset value of units will generally be determined on the basis of the current bid prices of the securities.

     PUBLIC DISTRIBUTION OF UNITS. The sponsor intends to qualify the units for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the public offering price as set forth in the prospectus. Certain commercial banks may be making units available to their customers on an agency basis. The sponsor reserves the right to change the discounts from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell shares of units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     PROFITS OF SPONSOR. The sponsor will receive gross sales fees equal to the percentage of the offering price of the units of such trusts stated in the prospectus and will pay a portion of such sales fees to dealers and agents. In addition, the sponsor may realize a profit or a loss resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to a trust, which is based on the offering side evaluation of the securities. The sponsor may also realize profits or losses with respect to securities deposited in a trust which were acquired from underwriting syndicates of which the sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such securities to investors at a profit. The sponsor may realize additional profits or losses on unsold units as a result of changes in the daily evaluation of the securities in a trust.

     MARKET FOR UNITS. After the initial offering period, while not obligated to do so, the sponsor may, subject to change at any time, maintain a market for units of the trust offered hereby and to continuously offer to purchase said units at the net asset value, determined by the evaluator based on the aggregate bid prices of the underlying securities in the trust, together with any accrued interest to the expected dates of settlement. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

     The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its unit investment trust division office and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

     Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of regular trading on the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for a trust.

     The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The trustee is irrevocably authorized in its discretion, if the sponsor does not elect to purchase any unit tendered for redemption, in lieu of redeeming such units, to sell such units in the over-the-counter market for the account of tendering unitholders at prices which will return to the unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for such units. In the event of any such sale, the trustee shall pay the net proceeds thereof to the unitholders on the day they would otherwise be entitled to receive payment of the redemption price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price for units (the net asset value) of each trust is computed by the evaluator as of the evaluation time stated in the prospectus next occurring after the tendering of a unit for redemption and on any other business day desired by it, by:

A. adding: (1) the cash on hand in the trust other than cash deposited in the trust to purchase securities not applied to the purchase of such securities; (2) the aggregate value of each issue of the securities (including "when issued" contracts, if any) held in the trust as determined by the evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the securities in the trust as of the date of computation;

B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account; (2) an amount representing estimated accrued expenses of the trust, including but not limited to fees and expenses of the trustee (including legal and auditing fees and any insurance costs), the evaluator, the sponsor and counsel, if any; (3) cash held for distribution to unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the trust; and

C. finally dividing the results of such computation by the number of units of the trust outstanding as of the date thereof.

     RETIREMENT PLANS. A trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust may lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates unless a unitholder, the unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the trustee. Units are transferable by making a written request to the trustee and, in the case of units evidenced by a certificate, by presenting and surrendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be transferred. Such signatures must be guaranteed as described above.

     Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The trustee may require a unitholder to pay a reasonable fee, to be determined in the sole discretion of the trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred.

TAXATION

     The prospectus contains a discussion of certain U.S. federal income tax issues concerning your trust and the purchase, ownership and disposition of trust units. The discussion below supplements the prospectus discussion and is qualified in its entirety by the prospectus discussion. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of trust units, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

     The federal income tax summary below and in the prospectus is based in part on the advice of counsel to your trust. The Internal Revenue Service could disagree with any conclusions set forth in these discussions. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be held by your trust. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

     If so indicated in the prospectus, your trust intends (i) to elect and (ii) to qualify annually as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its unitholders.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, your trust must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the trust's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the trust controls and are engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships; and
(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses but excludes net capital gain, if any) and at least 90% of its net tax-exempt interest income each taxable year.

     As a regulated investment company, your trust generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short term capital loss), if any, that it distributes to unitholders. The trusts intend to distribute to its unitholders, at least annually, substantially all of its investment company taxable income and net capital gain. If your trust retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, your trust distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, your trust intends to make its distributions in accordance with the calendar year distribution requirement. Further, if your trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to unitholders who, if subject to federal income tax on long-term capital gains (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the trust against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by your trust in October, November or December with a record date in such a month and paid by your trust during January of the following calendar year. These distributions will be taxable to unitholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If your trust failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the trust would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its unitholders) and all distributions out of earnings and profits would be taxed to unitholders as ordinary dividend income.

PERFORMANCE INFORMATION

     INTEREST, ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN. As of the close of business on the business day before the trust's inception date, the estimated long-term return and the estimated current return, if applicable, for each trust were as set forth in the "Essential Information" for each trust in the prospectus. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of the trustee, the sponsor and the evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the securities while the public offering price will vary with changes in the offering price of the underlying securities and accrued interest; therefore, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements or average life of all of the securities in a trust and (2) takes into account the expenses and sales fee associated with each trust unit. Since the market values and estimated retirements of the securities and the expenses of a trust will change, there is no assurance that the present estimated long-term return will be realized in the future. Estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while estimated current return calculations include only net annual interest income and public offering price.

     GENERAL. Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales fees and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales fee and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

  * Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  *  Nature of and provisions of the obligation;

  * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)--The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.--This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i--This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L--Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p--This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi--Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr--The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t--This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

MOODY'S INVESTORS SERVICE, INC. Long-Term Obligation Ratings

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  * Notes containing features that link interest or principal to the credit performance of any third party or parties

  *  Notes allowing for negative coupons, or negative principal

  * Notes containing any provision that could obligate the investor to make any additional payments

  *  Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                      Contents of Post-Effective Amendment
                            To Registration Statement


This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                      The Consent of Independent Registered
                             Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Advisors Disciplined Trust 548, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 27th day of September, 2011.

                              Advisors Disciplined Trust 548
                                 Registrant

                              By: Advisors Asset Management, Inc.
                                 Depositor

                                By:     /s/ ALEX R. MEITZNER
                                   -----------------------------
                                           Alex R. Meitzner
                                        Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 27, 2011 by the following persons in the capacities indicated:


SIGNATURE                       TITLE                        DATE

Scott I. Colyer             Director of             )     /s/ Alex Meitzner
                            Advisors Asset          )   ----------------------
                            Management, Inc.        )      Alex Meitzner
                                                    )     Attorney-in-Fact*

Lisa Colyer                 Director of             )    September 27, 2011
                            Advisors Asset          )
                            Management, Inc.        )

James R. Costas             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Christopher T. Genovese     Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Randy J. Pegg               Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

R. Scott Roberg             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Jack Simkin                 Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Andrew Williams             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )



* An executed copy of the related power of attorney was filed with the Securities and Exchange Commission as Exhibit 7.1 to the Registration Statement on Form S-6 for Advisor's Disciplined Trust 213
     (File No. 333-148484) as filed on January 4, 2008 and the same is hereby incorporated herein by reference.